UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

Cole Credit Property Trust II, Inc.

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), a Maryland corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2013 (File No. 001-36004) in connection with the consummation on July 17, 2013 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 22, 2013, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 8, 2013, by and among Company, Spirit Realty Capital, Inc., a Maryland corporation (“Old Spirit”), Cole Operating Partnership II, LP, a Delaware limited partnership, and Spirit Realty, L.P., a Delaware limited partnership.

The Company is filing this Amendment solely to provide the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited condensed consolidated financial statements of Old Spirit as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012 filed herewith and attached hereto as Exhibit 99.1 are incorporated herein by reference.

The audited consolidated financial statements of Old Spirit as of December 31, 2012 and 2011 and for each of the years ended December 31, 2012, 2011 and 2010 filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

Schedule III — Real Estate and Accumulated Depreciation

Schedule IV — Mortgage Loans on Real Estate as of December 31, 2012

(b) Interim Financial Statements of Specialty Retail Shops Holding Corp. and Subsidiaries

The condensed consolidated financial statements of Specialty Retail Shops Holding Corp. and Subsidiaries as of May 4, 2013 (Unaudited), February 2, 2013 and April 28, 2012 (Unaudited) and for the 13 weeks ended May 4, 2013 (Unaudited) and April 28, 2012 (Unaudited) filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

(c) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of Spirit Realty Capital, Inc., as of and for the six month period ended June 30, 2013 and for the year ended December 31, 2012 filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

(d) Exhibits

99.1	Unaudited condensed consolidated financial statements of Spirit Realty Capital, Inc. (Old Spirit as defined above) as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012.

99.2	The audited consolidated financial statements of Spirit Realty Capital, Inc. (Old Spirit as defined above) as of December 31, 2012 and 2011 and for each of the years ended December 31, 2012, 2011 and 2010.

Schedule III — Real Estate and Accumulated Depreciation

Schedule IV — Mortgage Loans on Real Estate as of December 31, 2012

99.3	The condensed consolidated financial statements of Specialty Retail Shops Holding Corp. and Subsidiaries as of May 4, 2013 (Unaudited), February 2, 2013 and April 28, 2012 (Unaudited) and for the 13 weeks ended May 4, 2013 (Unaudited) and April 28, 2012 (Unaudited).

99.4	Unaudited pro forma condensed consolidated financial statements of Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.) as of and for the six month period ended June 30, 2013 and for the year ended December 31, 2012.

23.1	Consent of Ernst & Young LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President,
Assistant Secretary and Treasurer

Date: August 12, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Spirit Realty Capital, Inc. (Old Spirit as defined above), as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012.

99.2	The audited consolidated financial statements of Spirit Realty Capital, Inc. (Old Spirit as defined above), as of December 31, 2012 and 2011 and for each of the years ended December 31, 2012, 2011 and 2010.

Schedule III — Real Estate and Accumulated Depreciation

Schedule IV — Mortgage Loans on Real Estate as of December 31, 2012

99.3	The condensed consolidated financial statements of Specialty Retail Shops Holding Corp. and Subsidiaries as of May 4, 2013 (Unaudited), February 2, 2013 and April 28, 2012 (Unaudited) and for the 13 weeks ended May 4, 2013 (Unaudited) and April 28, 2012 (Unaudited).

99.4	Unaudited pro forma condensed consolidated financial statements of the Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.) as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

23.1	Consent of Ernst & Young LLP.